GROUP AND INDIVIDUAL SINGLE PREMIUM
ANNUITY CONTRACTS
Issued by
KEYPORT LIFE INSURANCE COMPANY
SUPPLEMENT DATED AUGUST 8, 2003
TO THE
PROSPECTUS DATED MAY 1, 2002

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Keyport Life Insurance Company ("Keyport"), and Sun Life Assurance and Company of Canada (U.S.) ("Sun Life (U.S.)") (collectively the "Companies"), which are indirect wholly-owned subsidiaries of Sun Life Assurance Company of Canada, have contacted state insurance regulatory authorities concerning a proposal for Keyport to merge with and into Sun Life (U.S.), with Sun Life (U.S.) as the surviving corporation ("the Merger"). The Merger has been approved by the Rhode Island Department of Business Regulation and the Delaware Department of Insurance, the domestic insurance regulators for Keyport and Sun Life (U.S.), respectively, and by the Companies' respective Boards of Directors. The Merger is expected to be consummated on or about December 31, 2003.

Sun Life Financial Services of Canada, Inc., the ultimate corporate parent of Keyport, has changed its name to Sun Life Financial Inc.

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MVA.SUP	8/03